Fair value of financial assets and financial liabilities and risk management	6 Months Ended
Jun. 30, 2019
FINANCIAL INSTRUMENTS AND RISK MANAGEMENT
Fair value of financial assets and financial liabilities and risk management

15.Fair value of financial assets and financial liabilities, and risk management

15.1Measurement of fair value

The fair value of financial instruments is estimated based on ruling market prices, volatilities and interest rates at 30 June 2019. The following table sets out the Group’s significant financial instruments measured at fair value by level within the fair value hierarchy:

Figures in million - SA rand
	Jun 2019			Dec 2018			Jun 2018
	Level 1	Level 2	Level 3	Level 1	Level 2	Level 3	Level 1	Level 2
Financial assets measured at fair value
- Environmental rehabilitation obligation funds	3,548.1	854.2	-	3,634.0	364.7	-	3,187.6	374.8
- Trade receivables - PGM sales	3,217.8	-	-	5,310.1	-	-	4,688.4	-
- Rand gold forward sale contracts	-	-	-	-	-	-	-	4.1
- Other investments	72.3	-	326.3	81.5	-	74.5	-	-
Financial liabilities measured at fair value
- Derivative financial instrument[1]	-	950.6	-	-	408.8	-	-	311.1
- Rand gold forward sale contracts	-	164.0	-	-	240.8	-	-	134.8

[1]The derivative financial instrument is recognised at fair value and valued using option pricing methodologies based on observable quoted inputs

15.2Risk management activities

Liquidity risk: working capital and going concern assessment

For the six months ended 30 June 2019, the Group realised a loss of R181.2 million (30 June 2018: profit of R78.3 million). As of 30 June 2019, the Group’s current assets exceeded its current liabilities by R5,363.7 million (31 December 2018: R562.7 million) and the Group’s total assets exceeded its total liabilities by R30,265.4 million (31 December 2018: R24,724.4 million). For the six months ended 30 June 2019, the Group generated cash from operating activities of R1,327.2 million (30 June 2018: R2,333.8 million).

Gold and PGMs are sold in US dollars with the majority of the South African operating costs incurred in rand, the Group’s results and financial condition may be impacted if there is a material change in the rand/US dollar exchange rate. Due to the nature of deep level mining, industrial accidents and mining accidents may result in operational disruptions such as stoppages which could result in increased production costs as well as financial and regulatory liabilities. Further, Sibanye-Stillwater’s operations and profits have been and may be adversely affected by labour unrests and union activity. These factors may have an impact on cash generated or utilised by the Group, as well as adjusted EBITDA and financial covenants.

As at 30 June 2019 the Group had committed undrawn debt facilities of R5,097 million (31 December 2018: R5,987 million) and cash balances of R6,000.4 million (31 December 2018: R2,549.1 million). In order to maintain adequate liquidity, the refinancing of the R6,000 million RCF, maturing on 15 November 2019, has been initiated and is expected to be successfully completed during September 2019. All other debt financing facilities mature after April 2022.

Sibanye-Stillwater’s leverage ratio (net debt to adjusted EBITDA) as at 30 June 2019 was 3.2:1 and its interest coverage ratio (adjusted EBITDA to net finance charges) was 4.7:1 (31 December 2018: 2.5:1 and 4.9:1). This is within the maximum permitted leverage ratio of at most 3.5:1 through to 31 December 2019, and 2.5:1 thereafter; and minimum required interest coverage ratio of 4.0:1, calculated on a quarterly basis, required under the US$600 million RCF and the R6.0 billion RCF (together RCFs). Whilst not ultimately utilised the RCF lenders approved additional temporary covenant uplifts for the periods ending 31 March 2019 and 30 June 2019, in order to ensure the Group retained adequate covenant headroom whilst navigating the accumulated impacts of the abnormal events detailed below.

With effect from 1 January 2019, in line with our mine-to-market strategy for the PGM operations, the offtake contract between the Rustenburg operations and Anglo American Platinum Limited (Anglo American Platinum) changed from a Sale and Purchase of Concentrate agreement to a Tolling agreement. Anglo American Platinum no longer purchases concentrate from the Rustenburg operations on delivery of the concentrate, but rather returns the refined 4E metals to the Rustenburg operations approximately four months after delivery of the concentrate allowing Sibanye-Stillwater to sell the refined metals in the market. The impact on cash flows has not been material, as Anglo American Platinum has continued to pay for the concentrate delivered in Q4 2018 during Q1 2019. The change however resulted in no adjusted EBITDA for the 4E metals produced by the Rustenburg operations during the first four months of 2019. This will, until the impact is no longer included in the 12 month trailing adjusted EBITDA calculation, continue to have a negative impact on future covenant ratio calculations.

On 17 April 2019, AMCU, one of Sibanye-Stillwater’s labour unions, ended its five month strike action at the gold operations, excluding DRDGOLD, with the business unit reporting a R3,114 million negative EBITDA for the six months to 30 June 2019. This strike action, and the ensuing return to normalised safe production post its conclusion, have resulted in adjusted EBITDA and cash flow losses. The return to planned production levels is expected during Q3 2019 and the gold operations may continue to incur losses until planned operational performance is achieved. The strike impact may therefore continue to have a negative impact on future adjusted EBITDA;  reported covenant ratios and cash flows, and until the strike impact is excluded from the 12 month trailing adjusted EBITDA calculation.

Shortly before the conclusion of the gold operations strike, Sibanye-Stillwater effected an issue of 108,932,356 new ordinary no par value shares for cash under its general authority for an amount of R1.7 billion to institutional investors on 15 April 2019, and on 11 April 2019 executed a US$125 million gold prepayment arrangement (refer to note 14) to enhance liquidity and balance sheet flexibility. These funds were applied towards repayment of drawdowns previously made under the RCFs, increasing available undrawn facilities.

With the Lonmin acquisition effective from 7June 2019 (refer to note 7.1), the Group restructured the Lonmin group entities funding arrangements to minimise financing costs. The Lonmin  Pangaea Investments Management Limited (PIM) prepayment arrangement (refer to note 7) was fully settled by cash on hand and available within the Lonmin group on 5 July 2019. Future restructuring and integration costs, as well as the Lonmin entities operational funding and liquidity requirements, will be managed within the Group’s funding and liquidity arrangements going forward. The acquired operations may incur losses until planned operational performance is achieved which may have a negative impact on future adjusted EBITDA and cash flows.

The SA PGM operations’ three yearly wage negotiations began during July 2019 and are yet to be concluded. The Group has contingency plans in place to mitigate the impact of any related strike action, but extended strike action could impact negatively on future adjusted EBITDA and cash flows. Whilst it is possible, given the scale and size of the businesses, that the daily impact of the strike could potentially be similar to the recent strike in the gold operations, should refining and processing be unaffected by a strike, metals in the refining pipeline would continue to be available for sale for a period of over three months potentially mitigating any initial or short term strike impacts significantly.

Notwithstanding the above events, the Group’s improved geographical and commodity diversification, along with improved commodity price outlook, a larger capital base, and increased operational scale have enabled management to successfully navigate the simultaneous impact of these abnormal events positioning the Group for a rapid return to its targeted leverage ratio of 1:1 by December 2020, as the impacts of the above events are diluted and trailing 12 month adjusted EBITDA returns to a more normalised level.

If required the Group could increase operational flexibility by adjusting mine plans, reducing capital expenditure and/or selling assets. The Group may also, if necessary, consider options to increase funding flexibility which may include, among others, streaming facilities, prepayment facilities or, in the event that other options are not deemed preferable or achievable by the Board, an equity capital raise. The Group could also, with lender approval, request covenant amendments or restructure facilities if required. This gives management the operational and financing flexibility to continue to manage the operations and capital structure to ensure adequate liquidity and compliance with debt covenants.

The directors believe that the cash generated by its operations, cash on hand, the committed unutilised debt facilities as well as additional funding opportunities will enable the Group to continue to meet its obligations as they fall due. The unaudited condensed consolidated interim financial statements for the period ended 30 June 2019 have therefore been prepared on a going concern basis.